EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this
Registration Statement  of IPALCO Enterprises, Inc.
on Form S-8 of our  report dated  January  22,  1999
(February 23,  1999  as  to  Note  14), appearing
in  the  Annual  Report  on  Form  10-K   of   IPALCO
Enterprises, Inc. for the year ended December 31, 1998.




DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
December 27, 1999